UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                 FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15 (d) of the
                       Securities Exchange Act of 1934

                              Date of report
                     (Date of earliest event reported)
                              May 8, 1998

                          ADVANCED FINANCIAL, INC.
              (Exact Name of Registrant as Specified in Its Charter)

                               Delaware
               (State of Other Jurisdiction of Incorporation)

                0-19485                     84-1069416
       (Commission File Number) (I.R.S. Employer Identification No.)

                 5425 Martindale, Shawnee, Kansas          66218
                (Address of Principal Executive Offices)  (Zip Code)

                            (913) 441-2466
                (Registrant's Telephone Number, Including Area code)

                            Not applicable
           (Former name or former address, if changed since last report)

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Item 3.  Bankruptcy or Receivership

     On May 8, 1998, the registrant filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court, District of Kansas, Topeka Division, Case No. 98-41228. The registrant's petition requests that the registrant's existing directors and officers continue in possession of the registrant's assets, subject to the supervision and orders of the bankruptcy court.

                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report as amended to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ADVANCED FINANCIAL, INC.
                                        (registrant)


                                   ________________________________
                                   William B. Morris
                                   Chairman of the Board, Senior Vice-
                                   President and Secretary

Date:   May 21, 1998